111132808 v10 AMENDMENT NO. 2 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT This AMENDMENT NO. 2, dated as of December 10, 2015 (this "Amendment"), to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 27, 2015, among (a) GT Advanced Technologies Inc., a Delaware corporation, as a debtor and debtor-in- possession (the “Borrower”), (b) certain Subsidiaries of Borrower, each as a debtor and debtor- possession, as Guarantors party thereto, (c) the lenders party from time to time thereto (collectively, the "Lenders" and individually, a “Lender”), and (d) Cantor Fitzgerald Securities, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the “Collateral Agent” and together with the Administrative Agent, collectively, the “Agent”) (as amended by that certain Amendment No. 1 to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of December 1, 2015 among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Agent, the "Existing DIP Credit Agreement"; the Existing DIP Credit Agreement, as amended by this Amendment, is referred to herein as the "DIP Credit Agreement"), is by and among the Borrower, the Guarantors, the Required Lenders and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the DIP Credit Agreement. WHEREAS, Borrower, the Guarantors, the Required Lenders and the Agent desire to amend certain provisions of the Existing DIP Credit Agreement as provided more fully herein, subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual agreements contained in the DIP Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1 Amendments to the DIP Credit Agreement. 1.01 Section 2.05(b)(ii) of the DIP Credit Agreement is hereby amended and restated in its entirety as follows: “(ii) (x) Within three (3) Business Days of receipt by any Loan Party and/or any of its Subsidiaries of any Net Cash Proceeds described in clause (b) of the definition of Net Cash Proceeds (other than in connection with the scrapping of any ASF Furnaces), the Borrower shall apply or cause to be applied, payments in an amount equal to the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in the following order: first, in an amount equal to the applicable Apple Repayment Amount to Apple Inc. and certain of its affiliates pursuant to the Apple Settlement Amendment, and second, with respect to 20% of any remaining Net Cash Proceeds (x) retained by the Loan Parties pursuant to the Intercompany Agreement, if the Intercompany Agreement is applicable to such Net Cash Proceeds or (y) received by the Loan Parties, if the Intercompany Agreement is not applicable to such Net Cash Proceeds (in each case, after giving effect to the “first” clause), to prepay the Loans, and (y) within three (3) Business Days of receipt by any Loan Party and/or any of its Subsidiaries of any Net Cash EXHIBIT 10.1

2 111132808 v10 Proceeds described in clause (b) of the definition of Net Cash Proceeds with respect to the scrapping of any Retained Furnaces and any Excess Furnaces, the Borrower shall apply or cause to be applied, payments in an amount equal to the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in the following order: first, in an amount equal to the applicable Apple Repayment Amount (solely to the extent applicable) to Apple Inc. and certain of its affiliates pursuant to the Apple Settlement Amendment, and second, with respect to 100% of any remaining Net Cash Proceeds (x) retained by the Loan Parties pursuant to the Intercompany Agreement, if the Intercompany Agreement is applicable to such Net Cash Proceeds or (y) received by the Loan Parties, if the Intercompany Agreement is not applicable to such Net Cash Proceeds (in each case, after giving effect to the “first” clause), to prepay the Loans, 1.02 Clause (a) of Section 7.11 shall be amended and restated in its entirety as follows: “(a) The unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries (excluding, without duplication, (i) any cash collateral supporting the L/C Facility and restricted cash supporting other letters of credit, (ii) any cash and Cash Equivalents held by any Chinese Subsidiaries, (iii) any cash and Cash Equivalents held by any direct or indirect Subsidiary of the Borrower that is organized in Hong Kong not subject to a valid and perfected security interest securing the intercompany notes owed to GTAT Corporation as contemplated by the Intercompany Agreement, (iv) other than any cash and Cash Equivalents held by any direct or indirect Subsidiary of the Borrower that is organized in Hong Kong that is subject to a valid and perfected security interest securing the intercompany notes owed to GTAT Corporation as contemplated by the Intercompany Agreement, any cash and Cash Equivalents in excess of $500,000 that are not held in a deposit account or a securities account subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as applicable, (v) any proceeds from the sale or scrapping of Sold Furnaces, Excess Furnaces and Retained Furnaces, (vi) any proceeds from the sale or scrapping of Tenant’s Property, (vii) any IRS tax refund, (viii) any and all non-core asset sale proceeds pursuant to Section 7.05(f), (ix) extension fees and proceeds from amendments to materials contracts with third parties, including third party supply agreement with the Hong Kong Debtor; (x) any proceeds from the sale of the HiCz business and the assets related thereto, (xi) any insurance proceeds as a result of the May 26, 2015 fire at the Debtor’s Mesa Facility and (xii) proceeds from Dispositions pursuant to Section 7.05(r) (clauses (vi) through (xii), collectively, “Certain Net Cash Proceeds”)), to be less than an amount listed below (each, the “Minimum Cash Amount”) at any time during the period set forth below opposite to such amount. Minimum Cash Amount Applicable Period $34,000,000 December 1, 2015 through December 31, 2015 $22,700,000 January 1, 2016 through January 31, 2016 $20,700,000 February 1, 2016 through February 29, 2016

3 111132808 v10 Section 2 Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent as follows: 2.01 No Default. At and as of the date of this Amendment and both prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. 2.02 Representations and Warranties True and Correct. At and as of the date of this Amendment and giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date). 2.03 Power, Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Second Amendment Effective Date will be, duly obtained or made and that are, or on the Second Amendment Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by any Loan Party of this Amendment. The Amendment has been duly executed and delivered on behalf of each Loan Party. This Amendment constitutes, a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 3 Conditions. This Amendment shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Agent's and the Required Lenders' discretion (the date of such effectiveness being herein called the "Second Amendment Effective Date"): (a) Amendment. The Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent. Section 4 Miscellaneous. 4.01 Continuing Effect. Except as specifically provided herein, the DIP Credit

4 111132808 v10 Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. 4.02 No Waiver. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the DIP Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Agent or the Lenders under the DIP Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the DIP Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the DIP Credit Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the DIP Credit Agreement and the other Loan Documents, under applicable law or otherwise. 4.03 Loan Document. This Amendment is a Loan Document under and as defined in the DIP Credit Agreement. 4.04 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF, EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE. 4.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. 4.06 Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment. 4.07 Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the DIP Credit Agreement. 4.08 Integration. This Amendment, including the DIP Credit Agreement, and the other Loan Documents incorporate all negotiations of the parties hereto with respect to the subject matter hereof and thereof and are the final expression and agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof. This Amendment, including the DIP Credit Agreement, and the other Loan Documents represent the agreement of the parties

5 111132808 v10 hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof or thereof not expressly set forth or referred to herein or therein. 4.09 Guarantor Acknowledgment. Each of the undersigned Guarantors hereby acknowledges and agrees to the terms of this Amendment and confirms that the Guaranty and any other Loan Document to which such Guarantor is a party remains in full force and effect after giving effect to this Amendment and continues to be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. 4.10 Reaffirmation; Ratification. Each of Loan Parties hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Collateral Documents or any other Loan Document as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. 4.11 Expenses. The Borrowers will pay all fees, costs and expenses pursuant to Section 11.04 of the DIP Credit Agreement. 4.12 Instruction to Administrative Agent and Collateral Agent. Each of the Lenders signatory hereto (constituting Required Lenders) directs the Administrative Agent and the Collateral Agent to execute this Amendment and authorize the Administrative Agent and the Collateral Agent to take action as agent on its behalf and to exercise such powers and discretion under the DIP Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Borrower and Lenders agree that the indemnifications provided in Section 11.04 of the Credit Agreement apply to the foregoing instruction and the execution of this Amendment. [Remainder of page intentionally left blank.]

[Signature Page to DIP Amendment No. 2] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: GT ADVANCED TECHNOLOGIES INC. By: Name: Hoil Kim Title: Vice President, Chief Administrative Officer, General Counsel and Secretary

[Signature Page to DIP Amendment No. 2] GUARANTORS: GTAT CORPORATION By: Name: Hoil Kim Title: Vice President, Chief Administrative Officer, General Counsel and Secretary GT ADVANCED EQUIPMENT HOLDING LLC By: Name: Michele Rayos Title: Treasurer GT EQUIPMENT HOLDINGS, INC. By: Name: Hoil Kim Title: Vice President and Secretary LINDBERGH ACQUISITION CORP. By: Name: Hoil Kim Title: Vice President, General Counsel and Secretary

[Signature Page to DIP Amendment No. 2] GUARANTORS: GT SAPPHIRE SYSTEMS HOLDING LLC By: Name: Hoil Kim Title: Vice President, General Counsel and Secretary GT ADVANCED CZ LLC By: Name: Hoil Kim Title: Vice President, General Counsel and Secretary GT SAPPHIRE SYSTEMS GROUP LLC By: Name: Hoil Kim Title: Vice President, General Counsel and Secretary GT ADVANCED TECHNOLOGIES LUXEMBOURG S.À R.L. By: Name: Hoil Kim Title: Manager GTAT IP HOLDINGS LLC By: Name: Hoil Kim Title: Vice President, General Counsel and Secretary

[Signature Page to DIP Amendment No. 2] LENDER: WBOX 2014-3 LTD. By: Name: Title: DocuSign Envelope ID: AE1BE2DC-1448-4A1F-AA22-3B33FBDFB609 Partner, General Counsel and Chief Operating Officer 12/9/2015 | 10:27 PT